EXHIBIT 32.1
Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Christopher O. Blunt, the President and Chief Executive Officer of F&G Annuities & Life, Inc. (the “Company”), hereby certifies, that, to his knowledge:
1.The Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
[SIGNATURE PAGE FOLLOWS]

Date: February 27, 2023

_/s/ Christopher O. Blunt Name: Christopher O. Blunt Title: President and Chief Executive Officer